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                                                                    Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Current Report on Form 8-K/A of Abington Bancorp, Inc. of our report dated January 25, 2002 relating to the financial statements of Massachusetts Fincorp, Inc. and Subsidiaries.


/s/ GRANT THORNTON LLP

Boston, Massachusetts
November 14, 2002